                                                                    EXHIBIT 10.7

                               DISCOUNT AUTO PARTS
                             BONUS PLAN: FISCAL 2002

                        BONUS PLAN FOR: PETER J. FONTAINE

Sales and earnings growth are keys to the long-term success of Discount Auto Parts and they incorporate all of the other aspects of our business. Therefore this bonus plan has been designed to incorporate the results of these two areas. Amounts to be paid pursuant to the terms of this plan will be in addition to base pay amounts.

The following bonus will be paid quarterly following the formula set forth below:

Your quarterly Base Bonus amount will be calculated as follows:

         Income Before Income Taxes multiplied by 1.0% = Base Bonus.

This Base Bonus will then be divided into two equal parts providing an Earnings Growth bonus and a Comparable Store Sales bonus.

Our goal for Comparable Store Sales increase is 5%. Our goal for Earnings Growth increase is 25%.

For every 1% above the Comparable Store Sales goal of 5% add 5% to the Comparable Store Sales bonus component.

For every 1% above the Earnings Growth (as calculated based on Income before Taxes) goal of 25% add 5% to the Earnings Growth bonus component.

For every 1% below the Comparable Store Sales goal of 5% deduct 5% from the Comparable Store Sales bonus component.

For every 1% below the Earnings Growth (as calculated based on Income before Taxes) goal of 25% deduct 5% from the Earnings Growth bonus component.

Bonus calculations will be made on a quarterly basis by comparing the then current quarterly results to the same quarter prior year results. Adjustments will be made for non-comparable weeks. Any resulting bonuses will be paid on a quarterly basis as well.

EXAMPLE CALCULATION:

         Income Before Taxes                       $11,500,000
              Times applicable multiplier                  .01
                                                   -----------
              Base Bonus                           $   115,000
                                                   ===========

Based on the $115,000 Base Bonus, $57,500 will be dedicated to Earnings Growth and $57,500 to Comparable Store Sales Growth.

Based on an example assumption of 4% Comparable Store Sales and 28% Earnings Growth for the quarter, the following bonuses would result:

Comparable Store Sales Bonus Amount
-----------------------------------
$57,500 x 90% = $51,750

Earnings Growth Bonus Amount
----------------------------
$57,500 x 115% = $66,125

The resulting total Bonus earned for quarter would be $117,875.

The "Income before Taxes" amount to be used in calculating the quarterly bonus will include a reasonable estimate of the executive bonuses to be paid for the quarter.

The Comparable Store Sales and Earnings Growth bonus calculations will be made independent of each other (e.g. a negative Earnings Growth bonus calculation will not offset a positive Comparable Store Sales bonus calculation).

This plan may be terminated by the Compensation and Benefits Committee or the Board of Directors at any time and may be subject to periodic adjustments to earnings and/or comparable sales for one-time items or other matters as deemed appropriate by executive management.

Agreed To:


-------------------                 ------
Peter J. Fontaine                   Date

Note/The above plan was approved by the Compensation Committee on July 16, 2001.

                            DISCOUNT AUTO PARTS, INC.
                             BONUS PLAN: FISCAL 2002

                        BONUS PLAN FOR: C. MICHAEL MOORE

Earnings and inventory turns are two keys to the long term success of Discount Auto Parts and can be impacted by your position of employment. Therefore this bonus plan has been designed to incorporate the results of those two areas. Amounts to be paid pursuant to the terms of this plan will be in addition to base pay amounts.

The following bonus will be paid quarterly following the formula set forth below:

Your quarterly Base Bonus amount will be calculated as follows:

         Income Before Income Taxes multiplied by .40% = Base Bonus.

This Base Bonus will then be divided into two components:

         1.       Earnings - 75%
         2.       Inventory Turns - 25%

The Company's goal for Inventory Turns is 1.75.

Our 2002 earnings goals are as follows:

         Q1 - $.31
         Q2 - $.21
         Q3 - $.19
         Q4 - $.45

For the Inventory Turns component percentage, add or deduct 5% for every .05 turns off the goal of 1.75.

For every $.01 above or below the quarterly EPS goal add/deduct 5% from the earning bonus component.

Bonus calculations will be made on a quarterly basis. Adjustments will be made for non-comparable weeks. Any resulting bonuses will be paid on a quarterly basis as well.

EXAMPLE CALCULATION:

         Income Before Taxes                 $11,500,000
            Times applicable multiplier            .0040
                                             -----------
            Base Bonus                       $    46,000
                                             ===========

Based on the $46,000 Base Bonus, $34,500 will be dedicated to Earnings, and $11,500 to Inventory Turns.

Based on an example assumption of 1.60 Inventory Turns and Q1 EPS of $.29 the following bonuses would result:

Earnings Bonus Amount
-----------------------
$34,500 x 90% = $31,050

Inventory Turns Bonus Amount
----------------------------
$11,500 x 85% = $9,775

The resulting total Bonus earned for quarter would be $40,825.

The "Income before Taxes" amount to be used in calculating the Base Bonus will include a reasonable estimate of the executive bonuses to be paid for the quarter.

The component bonus calculations will be made independent of each other.

This plan may be terminated by executive management at any time and may be subject to periodic adjustments to earnings and/or comparable sales for one-time items or other matters as deemed appropriate by executive management.

Agreed To:


/s/ C. Michael Moore               July 25, 2001
--------------------               ------------------
    C. Michael Moore               Date

Note/ The above plan was approved by the Compensation Committee on July 16, 2001.

                            DISCOUNT AUTO PARTS, INC.
                            BONUS PLAN: FISCAL 2002

                    BONUS PLAN FOR: MICHAEL D. "HANK" HARRAH

Average ticket sales, fill rates and inventory turns are among the keys to the long term success of Discount Auto Parts and can be impacted by your position of employment. Therefore this bonus plan has been designed to incorporate the results of those three areas. Amounts to be paid pursuant to the terms of this plan will be in addition to base pay amounts.

The following bonus will be paid quarterly following the formula set forth below:

Your quarterly Base Bonus amount will be calculated as follows:

         Income Before Income Taxes multiplied by .20% = Base Bonus.

This Base Bonus will then be divided into three equal parts providing an Average Ticket bonus, a Fill Rate bonus and an Inventory Turns bonus.

Our goal for DIY Average Ticket sales for FY 2002 is as follows:

                           Q1 =
                           Q2 =
                           Q3 =
                           Q4 =

Our goal for Inventory Turns is 1.75. Our goal for Fill Rates is 95.5%.

For every $.10 above/below the quarterly Average Ticket Sales goal add/deduct 5% to/from the Average Ticket bonus component.

For every .05 Inventory Turns above/below the Inventory Turn goal of 1.75 add/deduct 5% to/from the Inventory Turns bonus component.

For every .5% above/below the 95% Fill Rate goal add/deduct 5% to/from the Fill Rate bonus component.

Bonus calculations will be made on a quarterly basis. Adjustments will be made for non-comparable weeks. Any resulting bonuses will be paid on a quarterly basis as well.

EXAMPLE CALCULATION:

         Income Before Taxes                   $11,500,000
              Times applicable multiplier             .002
                                               -----------
              Base Bonus                       $    23,000
                                               ===========

Based on the $23,000 Base Bonus, $7,667 each will be dedicated to Average Ticket, Inventory Turns and Fill Rates.

Based on an example assumption of a $     Average Ticket for Q1, 93.5% Fill
Rates and 1.60 Inventory Turns the following bonuses would result:

Average Ticket Bonus Amount
---------------------------
$7,667 x 100% = $7,667

Fill Rates Bonus Amount
-----------------------
$7,667 x 80% = $6,134

Inventory Turns Bonus Amount
----------------------------
$7,667 x 85% = $6,517

The resulting total Bonus earned for quarter would be $20,318.

The "Income before Taxes" amount to be used in calculating the Base Bonus will include a reasonable estimate of the executive bonuses to be paid for the quarter.

The component bonus calculations will be made independent of each other.

This plan may be terminated by executive management at any time and may be subject to periodic adjustments to earnings and/or comparable sales for one-time items or other matters as deemed appropriate by executive management.

Agreed To:                                    Discount Auto Parts, Inc.


/s/ Michael D. Harrah        July 26, 2001    By: /s/ C. Michael Moore           July 25, 2001
-----------------------      -------------    -------------------------          -------------
Michael D. "Hank" Harrah     Date             EVP - Finance                      Date

                            DISCOUNT AUTO PARTS, INC.
                            BONUS PLAN: FISCAL 2002

                       BONUS PLAN FOR: CLEMENT A. BOTTINO

Sales, retention, controllable expenses and average ticket are among the keys to the long-term success of Discount Auto Parts and can be impacted by your position of employment. Therefore this bonus plan has been designed to incorporate the results of those four areas. Amounts to be paid pursuant to the terms of this plan will be in addition to base pay amounts.

The following bonus will be paid quarterly following the formula set forth below:

Your quarterly Base Bonus amount will be calculated as follows:

         Income Before Income Taxes multiplied by .20% = Base Bonus.

This Base Bonus will then be divided into four equal parts providing a Comparable Store Sales bonus, a Retention bonus, a Retail Controllable Expense bonus and an Average Ticket bonus.

Our Retail Controllable Expense goals and DIY Average Ticket goals are as follows:

                                  Controllable Expenses          Average Ticket
                                  ---------------------          --------------
                  Q1-2002
                  Q2-2002
                  Q3-2002
                  Q4-2002

Our goal for Comparable Store Sales increase is 5%. Our goal for Retention is 55%.

For every 1% above the Comparable Store Sales goal of 5% add 5% to the Comparable Store Sales bonus component.

For every 1% above the Retention goal of __% add 5.0% to the Retention Bonus component.

For every 1% below the Comparable Store Sales goal of 5% deduct 5% from the Comparable Store Sales bonus component.

For every 1% below the Retention goal of __% deduct 5.0% from the Retention Bonus component.

For every .1% below/above the Controllable Expense goal add/deduct 5% to the Controllable Expense bonus component.

For every $.10 above/below the Average Ticket goal add/deduct 5% to the Average Ticket bonus component.

Bonus calculations will be made on a quarterly basis. Adjustments will be made for non-comparable weeks. Any resulting bonuses will be paid on a quarterly basis as well.

EXAMPLE CALCULATION:

         Income Before Taxes                   $11,500,000
              Times applicable multiplier            .0020
                                               -----------
              Base Bonus                       $    23,000
                                               ===========

Based on the $23,000 Base Bonus, $5,750 will be dedicated to each Average Ticket, Comparable Store Sales Growth, Retention and Controllable Expenses.

Based on an example assumption of 4% Comparable Store Sales,      Retention for
the quarter,      DIY Controllable Expense % for Q1 and a      Average Ticket
for Q1, the following bonuses would result:

Comparable Store Sales Bonus Amount          Average Ticket Bonus Amount
-----------------------------------          ---------------------------
$5,750 x 90% = $5,175                        $5,750 x $100 = $5,750

Retention Bonus Amount                       Controllable Expense Bonus Amount
----------------------                       ---------------------------------
$5,750 x 75% = $4,312                        $5,750 x 90% = $5,175

The resulting total Bonus earned for quarter would be $20,412.

The "Income before Taxes" amount to be used in calculating the Base Bonus will include a reasonable estimate of the executive bonuses to be paid for the quarter.

The component bonus calculations will be made independent of each other (e.g. a negative Average Ticket bonus calculation will not offset a positive Comparable Store Sales and Retention bonus calculation).

This plan may be terminated by executive management at any time and may be subject to periodic adjustments to earnings and/or comparable sales for one-time items or other matters as deemed appropriate by executive management.

Agreed To:                                     Discount Auto Parts, Inc.


/s/ Clement A. Bottino     July 30, 2001       By: /s/ C. Michael Moore       July 25, 2001
----------------------     -------------       ---------------------------    -------------
Clement A. Bottino         Date                EVP - Finance                  Date

                            DISCOUNT AUTO PARTS, INC.
                             BONUS PLAN: FISCAL 2002

                         BONUS PLAN FOR: DAVID C. VIELE

Sales, gross profit, fill rates and inventory turns are keys to the long term success of Discount Auto Parts and can be impacted by your position of employment. Therefore this bonus plan has been designed to incorporate the results of these areas. Amounts to be paid pursuant to the terms of this plan will be in addition to base pay amounts.

The following bonus will be paid quarterly following the formula set forth below:

Your quarterly Base Bonus amount will be calculated as follows:

         Income Before Income Taxes multiplied by .20% = Base Bonus.

This Base Bonus will then be divided into four equal parts providing a Comparable Store Sales bonus, a Gross Profit bonus, an Inventory Turn bonus and a Fill Rate bonus.

Our goal for Comparable Store Sales increase is 5%. Our goal for Fill Rate increase is 95.5%. Our goal for Gross Profit is 40.5%. Our goal for Inventory Turns is 1.75.

For every 1% above the Comparable Store Sales goal of 5% add 5% to the Comparable Store Sales bonus component.

For every .1% above the Gross Profit goal of 40.5% add 5% to the Gross Profit bonus component.

For every .05 Inventory Turns above the goal of 1.75, add 5% to the Inventory Turns bonus component.

For every .5% above the 95.5% adjusted Fill Rate goal, add 5% to the Fill Rate bonus component.

For every 1% below the Comparable Store Sales goal of 5% deduct 5% from the Comparable Store Sales bonus component.

For every .1% below the Gross Profit goal of 40.5% deduct 5% from the Gross Profit bonus component.

For every .05 Inventory Turns below the goal 1.75, deduct 5% from the Inventory Turns bonus component.

For every .5% below the 95.5% adjusted Fill Rate goal, deduct 5% from the Fill Rate bonus component.

Bonus calculations will be made on a quarterly basis. Adjustments will be made for non-comparable weeks. Any resulting bonuses will be paid on a quarterly basis as well.

EXAMPLE CALCULATION:

         Income Before Taxes                  $11,500,000
             Times applicable multiplier             .002
                                              -----------
             Base Bonus                       $    23,000
                                              ===========

Based on the $23,000 Base Bonus, $5,750 each will be dedicated to Comparable Store Sales, Gross Profit, Inventory Turns and Fill Rate.

Based on an example assumption of 4% Comparable Store Sales, 40.2% Gross Profit, 93% Fill Rates, and 1.60 Inventory Turns the following bonuses would result:

Comparable Store Sales Bonus Amount          Inventory Turns Bonus Amount
-----------------------------------          ----------------------------
$5,750 x 95% = $5,462                        $5,750 x 85% = $4,888

Fill Rate Bonus Amount                       Gross Profit Bonus Amount
----------------------                       -------------------------
$5,750 x 75% = $4,312                        $5,750 x 85% = $4,888

The resulting total Bonus earned for quarter would be $19,550.

The "Income before Taxes" amount to be used in calculating the Base Bonus will include a reasonable estimate of the executive bonuses to be paid for the quarter.

The component bonus calculations will be made independent of each other (e.g. a negative Fill Rate bonus calculation will not offset a positive Comparable Store Sales and Gross Profit bonus calculation).

This plan may be terminated by executive management at any time and may be subject to periodic adjustments to earnings and/or comparable sales for one-time items or other matters as deemed appropriate by executive management.

Agreed To:                               Discount Auto Parts, Inc.



/s/ David C. Viele      July 25, 2001    By: /s/ C. Michael Moore    July 25, 2001
------------------      -------------    ------------------------    -------------
David C. Viele          Date             EVP - Finance               Date

                            DISCOUNT AUTO PARTS, INC.
                            BONUS PLAN: FISCAL 2002

                          BONUS PLAN FOR: C. ROY MARTIN

Fill rates, inventory turns and DC expenses are among the keys to the long term success of Discount Auto Parts and can be impacted by your position of employment. Therefore this bonus plan has been designed to incorporate the results of those three areas. Amounts to be paid pursuant to the terms of this plan will be in addition to base pay amounts.

The following bonus will be paid quarterly following the formula set forth below:

Your quarterly Base Bonus amount will be calculated as follows:

         Income Before Income Taxes multiplied by .20% = Base Bonus.

This Base Bonus will then be divided into three equal parts providing a Fill Rate bonus, an Inventory Turns bonus and a DC Expense bonus.

Our goal for Inventory Turns is 1.75. Our goal for Fill Rates is 95.5%.

Our quarterly goals for gross DC Expense (i.e. before UNICAP) (for both DC's) as percentages of consolidated sales are as follows:

                  Q1
                  Q2
                  Q3
                  Q4

For every .1% above or below the DC Expense goals above deduct/add 5% from/to the DC Expense component bonus.

For every .05 Inventory Turns above/below the Inventory Turn goal of 1.75 add/deduct 5% to/from the Inventory Turns bonus component.

For every .5% above/below the 95.5% Fill Rate goal add/deduct 5% to/from the Fill Rate bonus component.

Bonus calculations will be made on a quarterly basis. Adjustments will be made for non-comparable weeks. Any resulting bonuses will be paid on a quarterly basis as well.

EXAMPLE CALCULATION:

         Income Before Taxes                   $11,500,000
              Times applicable multiplier             .002
                                               -----------
              Base Bonus                       $    23,000
                                               ===========

Based on the $23,000 Base Bonus, $7,667 each will be dedicated to Inventory Turns, Fill Rate and DC Expense bonus components.

Based on a quarter 3 example assumption of 93% Fill Rates, 1.60 Inventory Turns and DC Expense of the following bonuses would result:

DC Expense Bonus Amount
-----------------------
$7,667 x 100% = $7,667

Fill Rates Bonus Amount
-----------------------
$7,667 x 75% = $5,750

Inventory Turns Bonus Amount
----------------------------
$7,667 x 85% = $6,517

The resulting total Bonus earned for quarter would be $19,934.

The "Income before Taxes" amount to be used in calculating the Base Bonus will include a reasonable estimate of the executive bonuses to be paid for the quarter.

The component bonus calculations will be made independent of each other.

This plan may be terminated by executive management at any time and may be subject to periodic adjustments to earnings and/or comparable sales for one-time items or other matters as deemed appropriate by executive management.

Agreed To:                                Discount Auto Parts, Inc.


/s/ C. Roy Martin      July 26, 2001      By: /s/ C. Michael Moore       July 25, 2001
-----------------      -------------      ---------------------------    -------------
C. Roy Martin          Date               EVP - Finance                  Date